                                                                   EXHIBIT 10.10
                                                                   -------------


                             EMPLOYMENT AGREEMENT
                             --------------------



          This EMPLOYMENT AGREEMENT (the "AGREEMENT") is made and entered into as of _______ __, 1999 by and between Michael C. Crabtree ("EXECUTIVE") and United States Internet, Inc., a Delaware corporation ("EMPLOYER"), but effective as of the Effective Date.


                                    RECITAL
                                    -------

          Executive and Employer desire to enter into an agreement to set forth the terms and conditions of Executive's employment with Employer.


                                   AGREEMENT
                                   ---------

          In consideration of the promises and the mutual covenants hereinafter set forth, the parties agree as follows:

          1.   DEFINITIONS. For purposes of this Agreement, the following terms,
               -----------
including both the singular and the plural and whether or not capitalized, shall have the meanings assigned to them below, as follows:

               (A) "AFFILIATE" means with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person.

               (B) "BUSINESS" means the business of Employer on the date first above written, consisting of internet access systems and services, dial-up and dedicated internet access, web hosting, web consulting, and information technology consulting services, that are marketed or sold to the public, government or any business entities.

               (C) "COMPANY" means U.S. Internet Providers, Inc., the parent of Employer.

               (D) "COMPETITIVE ACTIVITY" means any business or activity of Executive or any third party. that is the same as the Business or competitive with the Business.

               (E) "CONFIDENTIAL INFORMATION" means all confidential information and trade secrets of the Company as generally understood pursuant to customary business practices of similarly situated companies, Employer and their Affiliates including, without limitation, the following: the identity, written lists, or descriptions of any customers, vendors, referral sources or Organizations; financial statements, cost reports, or other financial information; contract proposals or bidding information; business plans; training and operations methods and manuals; personnel records; fee structures; and management systems, policies or procedures, including related forms and manuals. "CONFIDENTIAL INFORMATION" shall not include any information or knowledge which:
(a) is in the public domain other than by Executive's breach of this Agreement;
(b) is disclosed to Executive lawfully by a third party who is not under any obligation of confidentiality; or (c) is now or hereafter becomes generally known in the industry of Employer other than by Executive's breach of this Agreement.

               (F) "EFFECTIVE DATE" means the effective date of the merger by and between the Employer and US Internet, Inc., Tennessee corporation.

               (G) "IPO" means the initial public offering of the Company's common stock pursuant to a registration statement on Form S-1 filed with the United States Securities and Exchange Commission.

               (H) "NONCOMPETE PERIOD" means period beginning on the date hereof and ending on the second anniversary, except as specifically provided in
Section 7, of the date of the termination of Executive's employment under any
---------
provision of Section 7.
             ---------

               (I) "NONSOLICITATION PERIOD" means the period beginning on the date hereof and ending on the second anniversary, except as specifically provided in Section 7, of the date of the termination of Executive's employment
            ---------
under any provision of Section 7.
                       ---------

               (J) "ORGANIZATION" means any organization that has contracted with Employer for the performance of services in connection with the Business.

               (K) "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government body.

               (L) "PURCHASER" means any individual or entity that purchases all or substantially all the shares of capital stock or assets of Employer, or any entity with which Employer merges.

               (M) "TRADE AREA" means the three hundred (300) mile radius around the Employer's executive offices (located in Knoxville, Tennessee) and the one hundred (100) mile radius around the Employer's offices located in the States of Alabama, Georgia, Kentucky and Virginia.

          2.   EMPLOYMENT. Employer hereby employs Executive and Executive
               ----------
hereby accepts such employment by Employer on the terms and conditions set forth in this Agreement.

          3.   TERM. The term of this Agreement (the "TERM") shall commence on
               ----
the Effective Date and shall continue until the third anniversary thereof, unless sooner terminated as provided for herein; provided, however, that this Agreement may be renewed at Employer's option for additional one year periods (each a "RENEWAL TERM") on the third anniversary of the Effective Date and on each additional anniversary thereafter by Employer's delivery of written notice at least sixty (60) days prior to the expiration of the Term or any Renewal Term. Either Executive or Employer may terminate this Agreement with or without Cause as provided in Section 7 below. Upon termination of Executive's employment
                     ---------
with Employer pursuant to the terms contained in this Agreement, Employer shall have no further liability to Executive with respect to this Agreement except for compensation, fringe benefits and perquisites accrued and unpaid on the date of such termination and except as otherwise specifically set forth herein. Upon termination of this Agreement by Executive pursuant to the terms contained in this Agreement, Executive shall have no further liability to Employer with respect to this Agreement except for the covenants of the Executive contained in Sections 8 and 9 herein which survive the term of this Agreement and except as
----------     -
specifically set forth herein.

          4.   POSITION, DUTIES AND PLACE OF PERFORMANCE. Executive agrees to
               -----------------------------------------
serve as Chief Executive Officer of the Employer or in such other capacities on behalf of Employer of reasonably similar levels and duties as designated by Employer's Board of Directors ("BOARD"). Executive shall perform those duties, if so requested, which are consistent with such position. Prior to the IPO, Executive shall be elected as a Director to serve on the Board of Directors of the Company and, following the IPO, shall serve in such capacity so long as he is employed as the Chief Executive Officer of the Employer.

          5.   TIME AND EFFORTS DEVOTED.  During the term of this Agreement,
               ------------------------
Executive shall devote substantially all of his business time, energy, best efforts and attention to the business and affairs of Employer and shall not engage, directly or indirectly, in any other business or businesses without the consent of Employer which would require the expenditure of substantial time or energy or undermine Executive's focus on his position described herein.

          6.   COMPENSATION; BENEFITS AND PERQUISITES.
               --------------------------------------

               (A)  COMPENSATION. For all services rendered by Executive during
                    ------------
the Term, Employer shall pay Executive a base salary of $125,000 per annum, payable in equal installments and regular intervals at least monthly. Executive shall be eligible for an annual bonus of $50,000 in the event that Employer achieves a 33% year-over-year increase in gross revenues.

               (B)  BENEFITS AND PERQUISITES. Executive shall be entitled to the
                    ------------------------
following benefits and perquisites and such other benefits as may be mutually agreed by Employer and Executive in writing from time to time during the Term:
(i) payment of Executive's reasonable business travel and other business expenses, provided Executive properly accounts therefor in accordance with such policies; (ii) paid vacation, holidays and sick leave; and (iii) all other applicable Executive benefits, including, if applicable, medical, dental and disability insurance, pension, profit sharing and other benefits plans of Employer or its Affiliates, each in accordance with Employer's policies as more fully set forth in the manual attached hereto as Exhibit A and any changes thereto [PLEASE PROVIDE US WITH THE MANUAL].

               (C)  OPTIONS. Based upon the performance criteria set forth in
                    --------
Annex A hereto, the Executive shall be granted the discretion (subject to Board
-------
approval which shall not be unreasonably withheld) to allocate among certain key employees of Employer options for the purchase of the Company's common stock based on the criteria set forth therein ("PERFORMANCE OPTIONS").

          7.   TERMINATION OF EMPLOYMENT.
               -------------------------

               (A)  TERMINATION EVENTS. Executive's employment under this
                    ------------------
Agreement, and the Term, shall terminate and neither party shall have any further rights or obligations under this Agreement (except for the rights and obligations under those sections of this Agreement which are continuing and shall survive such termination), on the earliest to occur of the following events:

                    (I) The sixtieth (60th) day following Employer's receipt of notice of termination from Executive.

                    (II) The sixtieth (60th) day following Executive's receipt of notice of termination without Cause from Employer.

                    (III) On the expiration date of the Term or any Renewal Term if prior written notice is received by Employee from Employer sixty days prior to the expiration of the Term or Renewal Term.

                    (IV)  The death of Executive.

                    (V) Upon written notice to Executive by Employer, effective as of the date of such notice, if Executive shall have become permanently disabled. For purposes of this Agreement, the term "PERMANENTLY DISABLED" shall mean Executive's incapacity due to physical or mental illness such that he is or will be unable to perform the essential functions of his previously assigned duties for a period of at least six continuous months where such incapacity has been determined to exist by either (x) Employer's disability insurance carrier or (y) by the Board in good faith based on competent medical advice. In the event the Board determines that a permanent disability exists, Executive shall receive payment equivalent to Executive's disability insurance coverage until such time as Executive's disability insurance payments begin, provided, however, that Executive shall use his best efforts to receive such disability insurance payments. Any such termination for disability shall be only as expressly permitted by the Americans with Disabilities Act.

                    (VI) The termination of Executive by Employer for "Cause" (as hereinafter defined). For purposes of this Agreement, "CAUSE" shall mean and include, subject to the limitations described below, any wrongful act or omission occurring in a repeated, continuous pattern which constitutes: (A) .Executive's material neglect, refusal or failure to diligently perform any lawful direction of Employer or comply with any other material obligation of Executive under this Agreement, as determined in good faith by the Board or Employer's Chairman and such direction or obligation has not been cured within 10 days after written notice to Executive of such neglect, refusal, failure or noncompliance; (B) Executive's conviction of any crime involving moral turpitude or any felony; (C) Executive's commission of an act of theft or fraud in connection with his duties hereunder; (D) Executive engaging in any discrimination or sexual harassment with respect to Executives, customers or vendors of the Employer, the Company or their Affiliates; (E) Executive's gross negligence or willful misconduct in connection with the performance of his duties hereunder; or (F) any material violation of Sections 8 or 9 hereof by Executive.
                                ----------    -

               (B)  PAYMENTS AFTER TERMINATION. In the event Employer terminates
                    --------------------------
Executive's employment during the Term without Cause pursuant to Section
                                                                 -------
7(a)(ii) above, Executive shall have no further rights or claims against the
--------
Employer, the Company, or their Affiliates except for (i) the right to continue to be entitled to receive the base compensation under Section 6(a) above for a
                                                      ------------
period of six months following the date of Executive's termination (the "SEVERANCE PERIOD") payable ratably over the Severance Period in accordance with the Employer's normal payroll practices; provided, however, that (i) Employer can elect to continue to pay Executive his base compensation as described in
Section 6(a) for a period longer than the Severance Period, and (ii) the
------------
restrictions covering Executive described in Sections 9(a) and 9(b) shall remain
                                             ----------------------
in effect only for the period of time Executive continues to receive payment for his base compensation; (ii) reimbursement of all business expenses incurred by the Executive prior to the date of termination; and (iii) the right to continue to receive during the Severance Period all medical, dental or other health and welfare benefits provided to Executive during the Term; provided, however, that such benefits shall cease to the extent Executive receives similar benefits from any business which employs Executive during the Severance Period. In the event of termination of the Executive's employment for any reason other than by Employer without Cause pursuant to Section 7(a)(ii) above, neither Executive nor
                                   ----------------
his beneficiary or estate will have any further rights or claims against the Employer, the Company or their Affiliates except for (i) the unpaid portion of the base compensation through the date of termination, (ii) reimbursement of all business expenses incurred by the Executive prior to such date; and (iii) in the event of Executive's death or permanent disability, the right to receive the base compensation under Section 6(a) above for a period of two months following
                        ------------
the date of Executive's termination pursuant to his subclause (iii), and all
                                                    ---------------
rights of Executive under the terms of any Executive benefit plans or insurance policies of Employer applicable to Executive.


               (C)  RETURN OF EMPLOYER'S PROPERTY. Executive agrees that, upon
                    -----------------------------
the termination of this Agreement, Executive will immediately surrender to the Employer all of the Employer's property, including, without limitation, equipment, funds, lists, manuals, books, records or other Confidential Information (including all copies of the foregoing) in the possession of, or provided to, Executive.

          8.   CONFIDENTIAL INFORMATION AND GOODWILL; INVENTIONS.  Executive
               --------------------------------------------------
acknowledges and agrees as follows:

               (A) As a necessary function of Executive's employment hereunder, Executive may have access to and utilize Confidential Information which constitutes a valuable and essential asset of Employer's business;

               (B) Employer's relationship with its Executives and the recognition of Employer as a provider of efficient and effective services in the Business are valuable and essential elements of the goodwill of Employer; and

               (C) All inventions, innovations, developments, improvements, methods, designs, analyses, drawings, software, reports and all similar or related information (whether or not patented or patentable) developed by Executive which (i) directly or indirectly relate to the Employer, the Company or their Affiliates or the Business, or (ii) result from any work performed by Executive while employed by Employer, the Company or their Affiliates shall belong to the Employer and its Affiliates. Executive shall promptly disclose all such inventions to Employer's Chairman and perform all actions reasonably requested by Employer's Chairman (whether during or after the Term or any Renewal Term) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

          9.   NONCOMPETITION, NONSOLICITATION AND PROTECTION OF CONFIDENTIAL
               --------------------------------------------------------------
INFORMATION. Executive covenants and agrees as follows:
-----------

               (A)  NONCOMPETITION. At any time during the Noncompete Period,
                    --------------
he will not, as an officer, director, Executive, shareholder, owner, consultant, principal, agent, trustee or through the agency of any corporation, partnership, association or agent or agency, except in his capacity as an Executive of Employer, participate or engage in the Business or any Competitive Activity in the Trade Area, and shall not be the owner, directly or indirectly, of more than five percent (5%) of the outstanding capital stock of any corporation, partnership or other business engaged in any Competitive Activity in the Trade Area.

               (B)  NONSOLICITATION.
                    ---------------

                    (I) At any time during the Nonsolicitation Period, Executive will not, except in his capacity as an Executive of Employer,

                         (A) directly or indirectly knowingly induce any customer of Employer, the Company or their Affiliates to patronize any other individual or entity engaged in any Competitive Activity with respect to such Competitive Activity;

                         (B) knowingly service, canvass, solicit or accept any business from any customer of Employer, the Company or their Affiliates for the purpose of competing with Employer, the Company or their Affiliates;

                         (C) knowingly, directly or indirectly request or advise any customer or supplier of Employer, the Company or their Affiliates to withdraw, curtail or cancel such customer's or supplier's business with Employer, the Company or their Affiliates; or

                         (D) directly or indirectly disclose to any other Person the name or address of any customer of Employer, the Company or their Affiliates for the purpose of competing with Employer, the Company or their Affiliates.

                    (II) At any time during the Nonsolicitation Period, Executive further agrees that he will not, either directly or indirectly, through any Person with which he is now or may hereafter become associated, solicit for employment or employ any person who is or was employed by Employer, the Company or their Affiliates at any time within the one (1) year period immediately preceding such solicitation or employment without the written permission of the Company.

               (C)  DISCLOSURE. During the Term and for a period of two (2)
                    ----------
years after the termination of Executive's employment hereunder for whatever reason, Executive will use good faith reasonable efforts to preserve as confidential and not to, either directly or indirectly, publish, release, disseminate, disclose or otherwise make available to any third party or use or otherwise exploit for Executive's own benefit or for the benefit of anyone other than Employer, any Confidential Information, except as (i) may be expressly authorized by Employer in its sole discretion, (ii) required during and in the course of Executive's employment hereunder, or (iii) required by a judicial order or decree or governmental law or regulation.

               (D)  REASONABLE RESTRICTIONS. The restrictive covenants and
                    -----------------------
agreements contained in this Section 9 are reasonable with respect to subject
                             ---------
matter, length of time and geographic area, for the protection of the legitimate business interests of Employer, including, without limitation, Employer's Confidential Information, goodwill and expectation of conducting its business without (i) competition from Executive in the Trade Area during the Noncompete Period and (ii) solicitation by Executive of Employer's Executives, suppliers, customers or Business during the Nonsolicitation Period. Executive further acknowledges and agrees that the restrictive covenants and agreement contained in this Section 9 constitute a material inducement to Employer to enter into
        ---------
this Agreement.

          10.  REMEDIES-COURT ACTION.  With respect to each breach or threatened
               ---------------------
breach of Section 9 of this Agreement and without waiver of any right or remedy
          ---------
which the Employer may elect to pursue with respect thereto, all remedies available at law or in equity, including specific performance and injunctive relief, may be pursued by the Employer at any time. The agreements and covenants contained in Section 9 shall not be held invalid or unenforceable
                       ---------
because of the scope of the geographic area or actions subject thereto or restrictions imposed thereby, or the period of time within which such agreement or covenant is operative, but any judgment of a court of competent jurisdiction may reform or define the maximum geographic area and actions subject to and restricted by
Section 9 and the period of time during which such agreement or covenant is
---------
enforceable.

          11.  CAPTIONS AND NUMBER. The captions of the sections of this
               -------------------
Agreement have been inserted for convenience of reference only and shall not affect the interpretation of this Agreement. Whenever it appears appropriate from the context, each term stated in either the singular or plural shall include both the singular and the plural.

          12.  ASSIGNMENT.  Neither this Agreement nor any rights or obligations
               ----------
hereunder may be assigned, transferred or delegated by either party without the prior written consent of the other party in his or its sole discretion, and any attempt to do so shall be void.

          13.  SEPARATE AGREEMENTS. This Agreement shall be deemed to consist of
               -------------------
a series of separate covenants. Should a determination be made by a court of competent jurisdiction that the character, duration, or geographical scope of any provision of this Agreement is unreasonable in light of the circumstances as they then exist, then it is the intention and the agreement of the Employer and Executive that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the conduct of Executive which are reasonable in light of the circumstances as they then exist and as are necessary to assure the Employer of the intended benefit of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because, taken together, they are more extensive than necessary to assure the Employer of the intended benefit of this Agreement, then it is expressly understood and agreed by the Employer and Executive that those covenants which, if reformed in accordance with the terms of Section 10 above or eliminated, would permit the remaining separate covenants
   ----------
to be enforced in such proceeding, shall, for the purpose of such proceeding, be deemed reformed or eliminated from the provisions hereof (as applicable).

          14.  POLICIES, REGULATIONS AND GUIDELINES FOR EXECUTIVES. The Employer
               ---------------------------------------------------
might issue policies, rules, regulations, guidelines, procedures, or other informational material, whether in the form of handbooks, memoranda, or otherwise, relating to Employer's Executives. The parties acknowledge and agree that such materials are general guidelines for Executive's information and shall not be construed to alter, modify or amend this Agreement for any purpose whatsoever.

          15.  AMENDMENT. No amendment of this Agreement shall be valid unless
               ---------
made in writing and signed by Employer and Executive.

          16.  ENTIRE AGREEMENT; AGREEMENT CONFIDENTIAL. This Agreement contains
               ----------------------------------------
the entire agreement and understanding between Employer and Executive with respect to Executive's employment and supersedes all prior agreements, whether written or oral, relating to Executive's employment with Employer. No representations, inducements, or agreements have been made to induce either Executive or Employer to enter into this Agreement which are not expressly set forth herein. This Agreement is the sole source of rights and duties as between Employer and Executive relating to Executive's employment by Employer. Except as required by law, Executive and Employer agree to use reasonable commercial efforts to maintain as confidential the terms of this Agreement.

          17.  NOTICE.  All notices, consents, requests, approvals or other
               ------
communications in connection with this Agreement shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage prepaid, or by Federal Express or similar overnight courier service, or by facsimile transmission (with confirmation of transmission), and shall be deemed delivered on the date received. Unless changed by written notice pursuant hereto, the address of each party for the purposes hereof is as follows:

          If to Executive:
               Micheal C. Crabtree
               c/o United States Internet, Inc.
               1127 N. Broadway
               Knoxville, TN 37919
               Telephone:   (423) 540-7140
               Facsimile:   (423) 291-0016

          If to Employer:

               c/o U.S. Internet Providers, Inc.
               50 Hawthorne Road
               Southhampton, New York 11968
               Telephone:   (516) 287-4084
               Facsimile:   (516) 287-4764
               Attention:   Stephen E. Smith

          With copies to:

               Hogan & Hartson L.L.P.
               13th Street, NW
               Washington, D.C.  20004-1109
               Telephone:   202/637-5600
               Facsimile:   202/637-5910
               Attention:   Christopher J. Hagan and
                            J. Hovey Kemp

          18.  LAW GOVERNING. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE WITHOUT GIVING EFFECT TO THAT STATE'S CHOICE OF LAW RULES.

          19.  COUNTERPARTS; FACSIMILE EXECUTION. This Agreement may be executed
               ---------------------------------
(i) in several counterparts, each of which shall be deemed an original, but together they shall constitute one and the same instrument, and (ii) by facsimile transmission of signature pages executed by each party, which shall be evidence of such party's intention to be bound hereby, with duly signed originals to be exchanged by the parties in due course.

          20.  EXECUTIVE'S REPRESENTATIONS AND WARRANTIES. Executive represents
               ------------------------------------------
and warrants that he has full right and authority to enter into this Agreement and fully perform his obligations hereunder, that he is not subject to any non-competition agreement other than with Employer. Executive further represents and warrants that he is not obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, which would conflict with his obligation to use his best efforts to promote the interests of Employer or which would conflict with Employer's business as conducted or proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of Employer's business as an officer, director or Executive by Executive will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which Executive is now obligated.

     IMPORTANT: THIS AGREEMENT CONTAINS VERY IMPORTANT TERMS GOVERNING YOUR EMPLOYMENT WITH EMPLOYER. SECTION 9 CONTAINS PROVISIONS WHICH AFFECT YOUR
                           ---------
ABILITY TO TAKE CERTAIN ACTIONS FOLLOWING THE TERMINATION OF THIS AGREEMENT.
YOU SHOULD FEEL FREE TO SEEK ADVICE FROM YOUR ATTORNEY REGARDING ANY MATTER RELATING TO THIS AGREEMENT. BY EXECUTING THIS AGREEMENT, YOU ARE AFFIRMING THAT YOU HAVE HAD THE OPPORTUNITY TO REVIEW THIS AGREEMENT AND TO CONSULT WITH YOUR ATTORNEY IF YOU SO DESIRED, THAT YOU UNDERSTAND THE MEANING AND SIGNIFICANCE OF ALL OF ITS PROVISIONS, THAT NO REPRESENTATIONS OR PROMISES HAVE BEEN MADE TO YOU REGARDING YOUR EMPLOYMENT WHICH ARE NOT SET FORTH IN THIS AGREEMENT, AND THAT YOU ARE FREELY SIGNING THIS AGREEMENT TO OBTAIN EMPLOYMENT WITH EMPLOYER.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              "EXECUTIVE"



                              ___________________________________
                              Michael C. Crabtree


                              "EMPLOYER"

                              UNITED STATES INTERNET, INC.

                              By:________________________________
                                 Name:___________________________
                                 Title:__________________________

                                    ANNEX A

                         CRABTREE EMPLOYMENT AGREEMENT
                         -----------------------------

TYPE OF OPTIONS:        PERFORMANCE OPTIONS ARE NON-QUALIFIED STOCK OPTIONS.
---------------

                        .  Number of options:    The total number of Performance
                           -----------------
                           Options to be awarded to key members of Employer's management by Executive shall be 200,000.

Grant date:             Performance Options are granted upon the Company's IPO.
----------

Term:                   The term of each Performance Option is 10 years from the
----
                        grant date, as long as the option holder remains an employee of Employer.

Exercise price:         The exercise price of each Performance Option is equal
--------------
                        to the price per share of the common stock issued to the public in the Company's IPO.

Fixed vesting:          Performance Options vest on a fixed vesting schedule of
-------------
                        1/3 each year on the sixth, seventh and eighth anniversary of the grant date, as long as the optionholder remains an employee.

Accelerated vesting:    Performance Options have accelerated vesting upon
-------------------
                        achievement of "Revenue Increments" on the following schedule:
                           20%  @ $5 million of Revenue Increment
                           40%  @ $10 million of Revenue Increment
                           60%  @ $15 million of Revenue Increment
                           80%  @ $20 million of Revenue Increment
                          100%  @ $25 million of Revenue Increment

Option plan:            The Performance Options will be options issued under the
-----------
                        Company's Equity Compensation Plan to be put in place before the IPO.